Revenue and Contract Balances - Summary of Contract Assets and Contract Liabilities (Detail) - GBP (£) £ in Millions	Jun. 30, 2018	Dec. 31, 2017	Jun. 30, 2017
Contract assets
Accrued income falling due within one year	£ 3,672.4	£ 3,205.8	£ 3,379.4
Accrued income falling due after more than one year	21.8	20.5	21.9
Contract assets	3,694.2	3,226.3	3,401.3
Contract liabilities
Deferred income	£ 1,284.5	£ 1,212.1	£ 1,188.3